LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 29, 2017 TO THE

PROSPECTUS, DATED FEBRUARY 1, 2017,

OF RARE GLOBAL INFRASTRUCTURE VALUE FUND

The following text is hereby added as an appendix to the Statutory Prospectus:

Prior performance of similar accounts

Performance of the RARE Infrastructure Value Composite

As of June 30, 2017, the subadviser manages 11 funds and separate accounts with investment objectives, policies and strategies substantially similar but not identical to those of the fund (the “Composite”). The Composite includes all accounts managed by the subadviser that are substantially similar to the fund. Set forth below is information about the performance of the Composite since August 31, 2006, upon commencement of management by the current portfolio management team (additional portfolio management personnel were added to the team in 2014). The Composite is generally comprised of actively managed global infrastructure value institutional and pooled accounts investing across a number of infrastructure sub-sectors such as gas, electricity, water unitalities, toll-roads, airports, rail and communication across developed and developing geographic regions. Unlike the fund, the accounts in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Code which, if applicable, may have adversely affected the performance results of the Composite.

The performance of the Composite does not represent the past performance of the fund and is not an indication of the future performance of the fund. You should not assume that the fund will have the same performance as the Composite. The performance of the fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows between the fund and the Composite. The accounts in the Composite may generally have lower expenses and are sold through different distribution channels than the fund. The performance of the Composite has not been adjusted to reflect the higher fees and expenses of the fund. For example, the fund incurs the following fees, among others, which are not reflected in the performance of the Composite: audit fees, legal fees, transfer agent fees, custodian fees and Rule 12b-1 fees. If the performance had been so adjusted, returns would have been lower than those shown.

The following information illustrates the changes in the “net” and “gross” performance of the Composite from year to year, and compares them to the performance of a market index over various periods of time. “Net” performance is calculated from gross returns after the monthly deduction of a model management fee which equals or exceeds the weighted average of investment management fees charged to each account within the Composite. “Gross” returns are gross of investment management fees and reflect the reinvestment of interest or other earnings. Dividends and interest are paid net of irrecoverable taxes. Investment management fees will vary depending on the portfolio size and investment mandate.

Composite

Calendar year total returns. This performance is not the past or future performance of the fund.

Returns are shown without provision for federal and state income taxes. The effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

*	Period from August 31, 2006 through December 31, 2006.

Annualized total returns (%)
(for periods ended June 30, 2017)
Composite*	1 year	3 years	5 years	10 years	Since inception**
Net returns	13.37%	2.98%	8.54%	5.78%	8.40%
Gross returns	14.38%	3.90%	9.51%	6.73%	9.37%
MSCI World Core Infrastructure Index (net)(USD) (reflects no deductions for fees, expenses or taxes)***	10.58%	4.03%	10.05%	—	—

*

The Composite is primarily comprised of accounts that are not SEC-registered entities. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. Monthly composite returns are calculated by weighting monthly account returns by their beginning market values. Quarterly composite returns are time-weighted by linking monthly asset weighted composite returns through compounded multiplication.

**	“Since inception” returns are shown for the period beginning August 31, 2006, upon commencement of management by the current portfolio management team (additional portfolio management personnel were added to the team in 2014).

***	The Composite returns are benchmarked against the MSCI World Core Infrastructure Index (net)(USD). The MSCI World Core Infrastructure Index (Net)(USD) captures large and mid-cap securities across the 23 Developed Markets countries. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities.

Please retain this supplement for future reference.

RARE389960

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